SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: March 30, 2001

LMI AEROSPACE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Missouri
(State or Other Jurisdiction of Incorporation)

0-24293 (Commission File Number)	43-1309065 (I.R.S. Employer Identification No.)

3600 Mueller Road, St. Charles, Missouri (Address of Principal Executive Offices)	63302-0900 (Zip Code)

(636) 946-6525 (Registrant's Telephone Number, Including Area Code)

Item 9.  Regulation FD Disclosure.

         On March 30, 2001, LMI Aerospace, Inc. issued a press release announcing acquisition of the operating assets of Tempco Engineering, Inc. and Hyco Precision, Inc.  The text of the announcement is attached hereto as Exhibit 99.1.

Exhibit Number	Description

99.1	Text of Press Release, dated March 30, 2001, issued by LMI Aerospace, Inc.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   March 30, 2001

LMI AEROSPACE, INC.

By: /s/ Lawrence E. Dickinson Lawrence E. Dickinson Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit     Description

99.1 Text of Press Release, dated March 30, 2001, issued by LMI Aerospace, Inc.